Exhibit 99.1

Contact:	US Airways
Dan Cravens
480-693-5729

FOR IMMEDIATE RELEASE

US AIRWAYS REPORTS SEPTEMBER TRAFFIC RESULTS

TEMPE, Ariz. Oct. 3, 2013 — US Airways Group, Inc. (NYSE: LCC) today announced its September, quarter and year-to-date 2013 traffic results. Mainline revenue passenger miles (RPMs) for the month were 5.1 billion, up 3.5 percent versus September 2012. Mainline capacity was 6.1 billion available seat miles (ASMs), up 3.8 percent versus September 2012. Mainline passenger load factor was 84.1 percent for the month of September, down 0.3 points versus September 2012.

US Airways’ President Scott Kirby said, “Our September consolidated (mainline and Express) passenger revenue per available seat mile (PRASM) increased approximately six percent versus the same period last year. Once again, our 32,000 team members delivered outstanding customer service in September. Thanks to their efforts, our airline continues to perform among the best in the industry.”

For the month of September, US Airways’ preliminary on-time performance as reported to the U.S. Department of Transportation was a record 88.3 percent with a completion factor of 99.3 percent.

The following summarizes US Airways Group’s traffic results for the month, quarter and year-to-date ended September 30, 2013 and 2012, consisting of mainline-operated flights as well as US Airways Express flights operated by wholly owned subsidiaries PSA Airlines and Piedmont Airlines.

US Airways Mainline

SEPTEMBER

	2013	2012	Change
Mainline Revenue Passenger Miles (000)
Domestic	3,670,396	3,568,689	2.8%
Atlantic	1,223,188	1,141,725	7.1%
Latin	229,481	241,538	(5.0)%

Total Mainline Revenue Passenger Miles	5,123,065	4,951,952	3.5%

Mainline Available Seat Miles (000)
Domestic	4,367,765	4,212,376	3.7%
Atlantic	1,434,535	1,356,300	5.8%
Latin	289,057	301,803	(4.2)%

Total Mainline Available Seat Miles	6,091,357	5,870,479	3.8%

Mainline Load Factor (%)
Domestic	84.0	84.7	(0.7	) pts
Atlantic	85.3	84.2	1.1	pts
Latin	79.4	80.0	(0.6	) pts

Total Mainline Load Factor	84.1	84.4	(0.3	) pts

Mainline Enplanements
Domestic	3,856,682	3,712,316	3.9%
Atlantic	296,920	280,870	5.7%
Latin	134,965	169,693	(20.5)%

Total Mainline Enplanements	4,288,567	4,162,879	3.0%

QUARTER TO DATE

	2013	2012	Change
Mainline Revenue Passenger Miles (000)
Domestic	12,629,791	12,016,008	5.1%
Atlantic	3,919,346	3,667,100	6.9%
Latin	1,260,558	1,177,112	7.1%

Total Mainline Revenue Passenger Miles	17,809,695	16,860,220	5.6%

Mainline Available Seat Miles (000)
Domestic	14,477,638	13,805,181	4.9%
Atlantic	4,559,355	4,377,813	4.1%
Latin	1,476,897	1,377,023	7.3%

Total Mainline Available Seat Miles	20,513,890	19,560,017	4.9%

Mainline Load Factor (%)
Domestic	87.2	87.0	0.2	pts
Atlantic	86.0	83.8	2.2	pts
Latin	85.4	85.5	(0.1	) pts

Total Mainline Load Factor	86.8	86.2	0.6	pts

Mainline Enplanements
Domestic	12,725,049	11,960,097	6.4%
Atlantic	964,060	901,390	7.0%
Latin	854,747	877,366	(2.6)%

Total Mainline Enplanements	14,543,856	13,738,853	5.9%

YEAR TO DATE

	2013	2012	Change
Mainline Revenue Passenger Miles (000)
Domestic	36,953,716	35,041,646	5.5%
Atlantic	8,943,997	8,576,623	4.3%
Latin	4,171,540	3,945,761	5.7%

Total Mainline Revenue Passenger Miles	50,069,253	47,564,030	5.3%

Mainline Available Seat Miles (000)
Domestic	42,704,245	41,092,604	3.9%
Atlantic	10,962,673	10,826,354	1.3%
Latin	5,000,556	4,746,099	5.4%

Total Mainline Available Seat Miles	58,667,474	56,665,057	3.5%

Mainline Load Factor (%)
Domestic	86.5	85.3	1.2	pts
Atlantic	81.6	79.2	2.4	pts
Latin	83.4	83.1	0.3	pts

Total Mainline Load Factor	85.3	83.9	1.4	pts

Mainline Enplanements
Domestic	37,595,261	35,901,032	4.7%
Atlantic	2,203,352	2,110,026	4.4%
Latin	2,983,124	2,916,236	2.3%

Total Mainline Enplanements	42,781,737	40,927,294	4.5%

Notes:

1)	Canada, Puerto Rico and U.S. Virgin Islands are included in the domestic results.
2)	Latin numbers include the Caribbean.

US Airways Express (Piedmont Airlines, PSA Airlines)

SEPTEMBER

	2013	2012	Change
Express Revenue Passenger Miles (000)
Domestic	182,711	203,227	(10.1)%

Express Available Seat Miles (000)
Domestic	247,433	269,093	(8.0)%

Express Load Factor (%)
Domestic	73.8	75.5	(1.7	) pts

Express Enplanements
Domestic	629,202	676,873	(7.0)%

QUARTER TO DATE

	2013	2012	Change
Express Revenue Passenger Miles (000)
Domestic	595,778	657,330	(9.4)%

Express Available Seat Miles (000)
Domestic	801,767	860,941	(6.9)%

Express Load Factor (%)
Domestic	74.3	76.4	(2.1	) pts

Express Enplanements
Domestic	2,012,730	2,178,421	(7.6)%

YEAR TO DATE

	2013	2012	Change
Express Revenue Passenger Miles (000)
Domestic	1,798,148	1,803,031	(0.3)%

Express Available Seat Miles (000)
Domestic	2,407,153	2,467,933	(2.5)%

Express Load Factor (%)
Domestic	74.7	73.1	1.6	pts

Express Enplanements
Domestic	6,041,777	6,119,698	(1.3)%

Notes:

1)	Canada is included in domestic results.

Consolidated US Airways Group, Inc.

SEPTEMBER

	2013	2012	Change
Consolidated Revenue Passenger Miles (000)
Domestic	3,853,107	3,771,916	2.2%
Atlantic	1,223,188	1,141,725	7.1%
Latin	229,481	241,538	(5.0)%

Total Consolidated Revenue Passenger Miles	5,305,776	5,155,179	2.9%

Consolidated Available Seat Miles (000)
Domestic	4,615,198	4,481,469	3.0%
Atlantic	1,434,535	1,356,300	5.8%
Latin	289,057	301,803	(4.2)%

Total Consolidated Available Seat Miles	6,338,790	6,139,572	3.2%

Consolidated Load Factor (%)
Domestic	83.5	84.2	(0.7	) pts
Atlantic	85.3	84.2	1.1	pts
Latin	79.4	80.0	(0.6	) pts

Total Consolidated Load Factor	83.7	84.0	(0.3	) pts

Consolidated Enplanements
Domestic	4,485,884	4,389,189	2.2%
Atlantic	296,920	280,870	5.7%
Latin	134,965	169,693	(20.5)%

Total Consolidated Enplanements	4,917,769	4,839,752	1.6%

QUARTER TO DATE

	2013	2012	Change
Consolidated Revenue Passenger Miles (000)
Domestic	13,225,569	12,673,338	4.4%
Atlantic	3,919,346	3,667,100	6.9%
Latin	1,260,558	1,177,112	7.1%

Total Consolidated Revenue Passenger Miles	18,405,473	17,517,550	5.1%

Consolidated Available Seat Miles (000)
Domestic	15,279,405	14,666,122	4.2%
Atlantic	4,559,355	4,377,813	4.1%
Latin	1,476,897	1,377,023	7.3%

Total Consolidated Available Seat Miles	21,315,657	20,420,958	4.4%

Consolidated Load Factor (%)
Domestic	86.6	86.4	0.2	pts
Atlantic	86.0	83.8	2.2	pts
Latin	85.4	85.5	(0.1	) pts

Total Consolidated Load Factor	86.3	85.8	0.5	pts

Consolidated Enplanements
Domestic	14,737,779	14,138,518	4.2%
Atlantic	964,060	901,390	7.0%
Latin	854,747	877,366	(2.6)%

Total Consolidated Enplanements	16,556,586	15,917,274	4.0%

YEAR TO DATE

	2013	2012	Change
Consolidated Revenue Passenger Miles (000)
Domestic	38,751,864	36,844,677	5.2%
Atlantic	8,943,997	8,576,623	4.3%
Latin	4,171,540	3,945,761	5.7%

Total Consolidated Revenue Passenger Miles	51,867,401	49,367,061	5.1%

Consolidated Available Seat Miles (000)
Domestic	45,111,398	43,560,537	3.6%
Atlantic	10,962,673	10,826,354	1.3%
Latin	5,000,556	4,746,099	5.4%

Total Consolidated Available Seat Miles	61,074,627	59,132,990	3.3%

Consolidated Load Factor (%)
Domestic	85.9	84.6	1.3	pts
Atlantic	81.6	79.2	2.4	pts
Latin	83.4	83.1	0.3	pts

Total Consolidated Load Factor	84.9	83.5	1.4	pts

Consolidated Enplanements
Domestic	43,637,038	42,020,730	3.8%
Atlantic	2,203,352	2,110,026	4.4%
Latin	2,983,124	2,916,236	2.3%

Total Consolidated Enplanements	48,823,514	47,046,992	3.8%

Notes:

1)	Canada, Puerto Rico and U.S. Virgin Islands are included in the domestic results.
2)	Latin numbers include the Caribbean.

US Airways

US Airways, along with US Airways Shuttle and US Airways Express, operates more than 3,200 flights per day and serves 203 communities in the U.S., Canada, Mexico, Europe, the Middle East, the Caribbean, Central and South America. The airline employs more than 32,000 aviation professionals worldwide, operates the world’s largest fleet of Airbus aircraft and is a member of the Star Alliance network, which offers its customers more than 21,900 daily flights to 1,328 airports in 195 countries. Together with its US Airways Express partners, the airline serves approximately 80 million passengers each year and operates hubs in Charlotte, N.C., Philadelphia, Phoenix and Washington, D.C. Aviation Week and Overhaul & Maintenance magazine presented US Airways with the 2012 Aviation Maintenance, Repair and Overhaul (MRO) of the Year Award for demonstrating outstanding achievement and innovation in the area of technical operations. Military Times Edge magazine named US Airways as a Best for Vets employer for the past three years. US Airways was, for the third year in a row, the only airline included as one of the 50 best companies to work for in the U.S. by LATINA Style magazine’s 50 Report. The airline also earned a 100 percent rating on the Human Rights Campaign Corporate Equality index for six consecutive years. The Corporate Equality index is a leading indicator of companies’ attitudes and policies toward lesbian, gay, bisexual and transgender employees and customers. For more company information visit usairways.com, follow on Twitter @USAirways or at Facebook.com/USAirways. (LCCT)

Forward Looking Statements

Certain of the statements contained or referred to herein are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be identified by words such as “may,” “will,” “expect,” “intend,” “anticipate,” “believe,” “estimate,” “plan,” “project,” “could,” “should,” “would,” “continue” and similar terms used in connection with statements regarding, among others, the outlook, expected fuel costs, revenue and pricing environment, and expected financial performance and liquidity position of the Company. Such statements include, but are not limited to, statements about future financial and operating results, the Company’s plans, objectives, expectations and intentions, and other statements that are not historical facts. These statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties that could cause the Company’s actual results and financial position to differ materially from these statements. Such risks and uncertainties include, but are not limited to, the following: the impact of significant operating losses in the future; downturns in economic conditions that adversely affect our business; the impact of the price and availability of fuel and significant disruptions in the supply of aircraft fuel; competitive practices in the industry, including the impact of industry consolidation; increased costs of financing, a reduction in the availability of financing and fluctuations in interest rates; the Company’s high level of fixed obligations and ability to fund general corporate requirements, obtain additional financing and respond to competitive developments; any failure to comply with the liquidity covenants contained in financing arrangements; provisions in credit card processing and other commercial agreements that may affect the Company’s liquidity; the impact of union disputes, employee strikes and other labor-related disruptions; the inability to maintain labor costs at competitive levels; interruptions or disruptions in service at one or more of the Company’s hub airports; regulatory changes affecting the allocation of slots; the Company’s reliance on third-party regional operators or third-party service providers; the Company’s reliance on and costs, rights and functionality of third-party distribution channels, including those provided by global distribution systems, conventional travel agents and online travel agents; the impact of extensive government regulation; the impact of heavy taxation; the impact of changes to the Company’s business model; the loss of key personnel or inability to attract and retain qualified personnel; the impact of conflicts overseas or terrorist attacks, and the impact of ongoing security concerns; the Company’s ability to operate and grow its route network; the impact of environmental regulation; the Company’s reliance on technology and automated systems and the impact of any failure or disruption of, or delay in, these technologies or systems; costs of ongoing data security compliance requirements and the impact of any significant data security breach; the impact of any accident involving the Company’s aircraft or the aircraft of its regional operators; delays in scheduled aircraft deliveries or other loss of anticipated fleet capacity; the Company’s dependence on a limited number of suppliers for aircraft, aircraft engines and parts; the impact of changing economic and other conditions and seasonality of the Company’s business; the impact of possible future increases in insurance costs or reductions in available insurance coverage; the impact of global events that affect travel behavior, such as an outbreak of a contagious disease; the impact of foreign currency exchange rate fluctuations; the Company’s ability to use NOLs and certain other tax attributes; risks relating to the Company’s anticipated merger with AMR Corporation; and other risks and uncertainties listed from time to time in the Company’s reports to and filings with the Securities and Exchange Commission (“SEC”). There may be other factors not identified above of which the Company is not currently aware that may affect matters discussed in the forward-looking statements, and may also cause actual results to differ materially from those discussed. The Company assumes no obligation to publicly update or supplement any forward-looking statement to reflect actual results, changes in assumptions or changes in other factors affecting such estimates other than as required by law. Any forward-looking statements speak only as of the date hereof or as of the dates indicated in the statements. Additional factors that may affect the future results of the Company are set forth in the section entitled “Risk Factors” in the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2013 and in the Company’s other filings with the SEC, which are available at www.usairways.com.

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